EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of Receivable Acquisition & Management Corporation (the “COMPANY”) on Form 10-Q for the period ended June 30, 2010 as filed with the SEC on the date hereof (the “REPORT”), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: Aug 16, 2010	By:	/s/ Max Khan
Max Khan
Chief Executive Officer,
Chief Financial Officer